UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 15, 2007

GUNDLE/SLT ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-118278 (Commission File Number)	22-2731074 (IRS Employer Identification No.)

19103 Gundle Road
Houston, Texas 77073
(Address of Registrant’s principal executive offices)

(281) 443-8564
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2007, Kelvin R. Collard resigned as Vice President, Chief Financial Officer and Treasurer of Gundle/SLT Environmental, Inc. (“the Company”) to accept a similar position with another company. The Company is taking the necessary steps to find a replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED this 15th day of January 2007.

GUNDLE/SLT ENVIRONMENTAL, INC.

By:	/s/ SAMIR T. BADAWI
Samir T. Badawi President and Chief Executive Officer